BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

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                       SUPPLEMENT DATED DECEMBER 26, 2003
                                     TO THE
                         PROSPECTUS DATED MARCH 1, 2003


AMENDMENT TO RESTRICTIONS ON INVESTMENT IN THE FUND

The Fund is currently closed to new shareholders except as indicated on page 11 of the Prospectus under "Who May Invest in the Fund." However, the Board of Trustees has determined that until further notice shares of the Fund may be purchased by institutional investors that are clients of the Advisor. In addition, until January 18, 2004, shares of the Fund may also be purchased by institutional investors that, immediately prior to the purchase date, were investors in any other mutual fund for which the Advisor acts as investment adviser or subadviser.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE